May 2014

Forward - Looking Statements 2 The information in this presentation has been prepared solely for informational purposes by Bluerock Residential Growth REIT, Inc . (“BRG”) and does not constitute an offer to sell or the solicitation of an offer to purchase any securities . Neither the U . S . Securities and Exchange Commission (“Commission”) nor any other regulatory body has approved or disapproved or passed upon the accuracy or adequacy of this presentation . Any representation to the contrary is a criminal offense . This presentation is not, and should not be assumed to be, complete . This presentation has been prepared to assist interested parties in making their own evaluation of BRG and does not purport to contain all of the information that may be relevant . In all cases, interested parties should conduct their own investigation and analysis of BRG and the data set forth in this presentation and other information provided by or on behalf of BRG . In addition, certain of the information contained herein may be derived from information provided by industry sources . BRG believes that such information is accurate and that the sources from which it has been obtained are reliable . BRG cannot guarantee the accuracy of such information, however, and has not independently verified such information . Statements in this presentation are made as of the date of this presentation unless stated otherwise . This presentation also contains statements that, to the extent they are not recitations of historical fact, constitute “forward - looking statements . ” Forward - looking statements are typically identified by the use of terms such as “may,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology . The forward - looking statements included herein are based upon BRG’s current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties . Assumptions relating to the foregoing involve judgments with respect to, among sother things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond BRG’s control . Although BRG believes that the expectations reflected in such forward - looking statements are based on reasonable assumptions, BRG’s actual results and performance and the value of its securities could differ materially from those set forth in the forward - looking statements due to the impact of many factors including, but not limited to, the uncertainties of real estate development, acquisition and disposition activity, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions and dispositions, the impact of newly adopted accounting principles on BRG’s accounting policies and on period - to - period comparisons of financial results, regulatory changes and other risks and uncertainties detailed in the “Risk Factors” section of the prospectus dated March 28 , 2014 and filed by BRG with the Commission on April 1 , 2014 , and other discussions of risk factors as detailed in subsequent filings by BRG with the Commission, including periodic reports . BRG claims the safe harbor protection for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 . BRG undertakes no obligation to update or revise any such information for any reason after the date of this presentation, unless required by law .

We Invest In 3 Institutional Multifamily In growth markets With Strategic Partners With a focus on Value Creation

IPO Proceeds Fully Committed to Accretive Investments 4 RK UCF Publix – Rendering Lansbrook Village Energy Corridor – Rendering (1) UCF Publix and Energy Corridor are development projects, Year Built and Units are estimates Enders Place Lansbrook Village UCF Publix (1) Energy Corridor (1) Enders Buyout Location Tampa Bay, FL Orlando, FL Houston, TX Orlando, FL Year Built 1998 - 2004 2015 2016 2003 Units 573 / 774 296 339 220 Investment Strategy Fractured Condo Invest-to-Own Invest-to-Own Fractured Condo Return on Cost 6.65% / 7.40% 7.50% 7.25% 6.25% Market Cap Rate 5.75% 5.25 - 5.50% 4.75 - 5.00% 5.25 - 5.50% Equity Multiple 2.0x 1.9x 1.8x 1.9x

Significant Embedded NAV Growth Potential Sources and Uses 5 RK RK Stabilized Return Market Equity Property Age Market Strategy on Cost Cap Rate Multiple Springhouse 1985 Newport News, VA Value-Add 8.63% 6.75% 2.00x Enders 2002 Orlando, FL Fractured Condo 7.73% 5.25 - 5.50% 1.80x Enders Buyout 2002 Orlando, FL Partnership Buyout 6.25% 5.25 - 5.50% 1.90x Lansbrook 1998-2004 Tampa, FL Fractured Condo 7.40% 5.75% 2.00x Berry Hill 2014 Nashville, TN Completed Dev. 8.46% 5.50% 3.00x UCF 2016 Orlando, FL Class A Core Dev. 7.50% 5.25 - 5.50% 1.90x Energy Corridor 2016 Houston, TX Class A Core Dev. 7.25% 4.75 - 5.00% 1.80x

Realization of Profits / Harvesting Gain Sources and Uses 6 RK RK Invest in value - add opportunities, stabilize and drive AFFO/ NAV growth and redeploy capital into accretive transactions » Meadowmont » Sale of BRG’s interest at valuation of $47.9M » BRG IRR / Multiple of 48% / 2.2x » Hillsboro Village » Sale of BRG’s interest at valuation of $ 44.0M » BRG IRR / Multiple of 35% / 2.2x » Reserve at Creekside » Sale of BRG’s interest at valuation of $18.9M » BRG IRR / Multiple of 23% / 2.0x

Robust Pipeline of $1.5 Billion Sources and Uses 7 RK RK Off - Market / Relationship Units Cost Cap Rate Lansbrook – Tampa, FL Yes 573 6.7% UCF Publix – Orlando, FL Yes 296 7.2% Enders Buyout – Orlando, FL Yes 0 6.3% CityCentre – Houston, TX Yes 339 6.9% Total Committed 1,208 $ 210,000 6.8% Jacksonville, FL Yes 276 7.3% Atlanta, GA Yes 225 7.2% Atlanta, GA Yes 670 7.3% Charlotte, NC - 53 6.6% Various – NC/SC Yes 2,260 6.5% Houston, TX - 228 6.4% Tampa, FL - 286 6.2% Nashville, TN Yes 280 5.9% Southeast US Portfolio #1 Yes 2,140 6.3% Southeast US Portfolio #2 Yes 1,070 6.3% Various - FL Yes 930 5.9% Various – SE Markets - 1,885 5.8% Total Under Review 7,093 $ 1,500,000+ 6.3%

Passed on $0.5 Billion of deals in 2014Q1 Sources and Uses 8 RK Off - Market / Relationship Units Basis Cap Rate Savannah, GA - 312 6.7% Austin, TX Yes 306 6.3% Birmingham, AL Yes 135 6.7% Houston, TX - 476 5.7% Augusta, GA Yes 240 6.9% Houston, TX Portfolio Yes 800 6.0% Houston, TX Yes 384 7.1% Houston, TX Yes 266 7.6% Houston, TX Yes 417 7.7% Raleigh, NC Yes 214 8.1% Atlanta, GA Yes 275 7.9% Total 3,825 $ 500,000+ 6.8%

9 BRG Trading at Discount to Comparables Based on 3 rd Party Estimates Bluerock Residential Growth REIT Preferred Apartments Independence Realty Trust Trade Street Residential Mid - America Apartment Camden Property Trust Post Properties Ticker BRG APTS IRT TSRE MAA CPT PPS Market Capitalization ($ MM's) $72.3 $130.1 $161.5 $287.9 $5,382.1 $5,970.9 $2,775.4 Dividend Yield 8.92% 7.53% 7.91% 4.83% 4.06% 3.77% 2.82% 2014E AFFO Multiple 10.6x 12.9x 13.2x 25.3x 17.5x 19.4x 22.5x Price (as of 5.29.14 ) $13.00 $8.50 $9.10 $7.87 $71.79 $69.90 $51.09 BRG Price Equivalent n/a $15.86 $16.26 $31.10 $21.51 $23.83 $27.67 BRG share price equivalent (peer group AFFO multiple): ▪ Low: $15.86 ▪ Mid: $22.70 ▪ High: $31.10 Based solely on Wunderlich Securities estimate. Company management expresses no opinion on the accuracy of such estimate and is not providing earnings guidance BRG Price Equivalent is calculated based on the estimated 2014 AFFO multiples of each peer group member and Wunderlich Security’s estimate of BRG’s 2015 AFFO Sources: Yahoo Finance, Wunderlich Securities, BRG prices and multiples as of 5/29/2014; competitor pricing and multiples as of 5/29/2014